SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 28, 1997


                         FIRST SOUTH AFRICA CORP., LTD.
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                      (Exact Name of Registrant as Specified in Charter)


           BERMUDA                    0-27494                        N/A
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(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)              File No.)               Identification No.)



Clarendon House, Church Street, Hamilton HM CX, Bermuda
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (441) 295-1422


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

               On August 28, 1997, First South Africa Corp., Ltd. a Bermuda corporation (the "Company"), consummated the sale of 4,825 9% Senior Subordinated Convertible Debentures due June 15, 2004 of the Company (the "Debentures") at a purchase price of $1,000 per Debenture to nine foreign investors (the "Offering) pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, (the "Act") under Regulation S promulgated thereunder. Also on August 28, 1997, the Company consummated the sale of 2,175 Debentures at a purchase price of $1,000 per
Debenture to ten accredited investors pursuant to an exemption from the registration requirements of the Act under Section 4(2) thereof and Regulation D promulgated thereunder (such aggregate sales being part of a private placement of 10,000 Debentures commenced in April 1997, which Debentures are subject to the terms of an Indenture dated April 25, 1997 by and between the Company and the American Stock Transfer & Trust Company, as Trustee). Of such 10,000 Debentures, 3,000 were sold to accredited investors pursuant to Section 4(2) of the Act and Regulation D in April and May 1997. On August 13, 1997, the Company filed a Registration Statement on Form S-1 (No. 333-33561) with respect to the registration of the Debentures, the shares of Common Stock, par value $.01 per share ("Common Stock"), underlying the Debentures, and certain other securities which are described in such Registration Statement.

               The Debentures are convertible at any time (subject to prior redemption) into shares of Common Stock at the initial conversion price of $6.00 per share of Common Stock, subject to adjustment in certain events.

               The Company offered and sold the Debentures through Value Investing Partners, Inc. (the "Placement Agent") 4,825 of which were sold in an offshore transaction only to non-U.S. persons as required by Regulation S, and 5,175 of which were sold to U.S. investors who are accredited investors as defined in Regulation D of the Securities Act of 1933, as amended. For its services as Placement Agent, the Company (i) paid to the Placement Agent a fee in an amount equal to 7% of the gross proceeds of the sale of the Debentures,
(ii) agreed to issue to the Placement Agent a ten-year warrant to purchase 135,000 shares of Common Stock exercisable at the price of $6.00 per share, subject to adjustments in certain events, and (iii) paid the Placement Agent a non-accountable expense allowance of $60,000.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    Exhibits:

EXHIBIT NUMBER               DESCRIPTION

*4.1 Form of Indenture dated April 25, 1997 executed by the Company and America Stock Transfer and Trust Company, as trustee.

*4.2                         Form of Debenture.

*4.3                         Form of Placement Warrant

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* Filed herewith

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                                   SIGNATURES

               Pursuant to the requirement of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September   , 1997                  FIRST SOUTH AFRICA CORP., LTD


                                            By:________________________________
                                            Name:  Clive Kabatznik
                                            Title:  President



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



                                                     Commission File No. 0-27494


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    EXHIBITS

                                       to

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         FIRST SOUTH AFRICA CORP., LTD.

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


EXHIBIT
NUMBER                        DOCUMENT                               PAGE NUMBER

*4.1                Form of  Indenture  dated April 25,
                    1997,  executed  by the Company and
                    the  American  Stock  Transfer  and
                    Trust Company, as Trustee

*4.2                Form of Debenture

*4.3                Form of Placement Warrant

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* Filed herewith.

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